UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

THE McGRAW-HILL COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

1221 Avenue of the Americas, New York, New York	10020
(Address of principal executive offices)	(Zip code)

(212) 512-2564

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2007, The McGraw-Hill Companies, Inc. (the “Company”) issued and sold $1,200,000,000 in aggregate principal amount of the Company’s 5.375% Senior Notes due 2012, 5.900% Senior Notes due 2017 and 6.550% Senior Notes due 2037 (collectively, the “Notes”) pursuant to a registration statement on Form S-3 (File No. 333-146981) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued pursuant to an indenture dated as of November 2, 2007 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee”). The Indenture contains covenants that, among other things, limit the ability of the Company to create certain liens and consolidate, merge or transfer all or substantially all of the Company’s assets. The Indenture provides for customary events of default.

The Company will pay interest on the Notes on February 15 and August 15 of each year for the 2012 Notes, on April 15 and October 15 of each year for the 2017 Notes, and on May 15 and November 15 each year for the 2037 Notes, beginning on February 15, 2008, April 15, 2008 and May 15, 2008, respectively. The 2012 Notes will mature on November 15, 2012, the 2017 Notes will mature on November 15, 2017 and the 2037 Notes will mature on November 15, 2037. The Notes are senior unsecured obligations of the Company and will rank equally with the Company’s other and future senior unsecured obligations. The Notes will not be entitled to the benefit of any sinking fund.

The Company may redeem some or all of the notes at any time from time to time at the applicable redemption price plus accrued and unpaid interest to the date of redemption.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are qualified in their entirety by reference to the text of the Indenture, a copy of which is filed as Exhibit 4.1 to the Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events

On October 30, 2007, Company entered into an underwriting agreement with Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters, relating to the Company’s sale of the Notes described above in a public offering. A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

On November 2, 2007, the Company entered into the Indenture relating to the issuance of the Notes sold in the public offering. A copy of the Indenture is attached hereto as Exhibit 4.1.

In connection with the issuance of the Notes, Shearman & Sterling LLP, counsel to the Company, delivered an opinion to the Company, dated November 2, 2007, regarding the legality of the Notes upon issuance and sale thereof. A copy of the opinion as to legality is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 30, 2007, between The McGraw-Hill Companies, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc.

4.1	Indenture, dated November 2, 2007, between The McGraw-Hill Companies, Inc. and The Bank of New York.

5.1	Opinion of Shearman & Sterling LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2007

THE McGRAW-HILL COMPANIES, INC.

By:	/s/ Kenneth M. Vittor
Name:	Kenneth M. Vittor
Title:	Executive Vice President and General Counsel

EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 30, 2007 between The McGraw-Hill Companies Inc., and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc.

4.1	Indenture, dated November 2, 2007, between The McGraw- Hill Companies Inc. and The Bank of New York

5.1	Opinion of Shearman & Sterling LLP